                                                                   EXHIBIT 99.7

                       UNITED STATES BANKRUPTCY COURT
                            DISTRICT OF DELAWARE

IN RE: DELTA QUEEN COASTAL VOYAGES, L.L.C.             CASE NUMBER:01-10964(EIK)
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                   AMENDED SCHEDULES OF ASSETS AND LIABILITIES

UNLESS OTHERWISE INDICATED, DATA IS AS OF THE CLOSE OF BUSINESS ON OCTOBER 19, 2001 (THE"PETITION DATE").

THE DEBTOR HAS USED ITS BEST EFFORTS TO COMPILE THE INFORMATION SET FORTH IN THESE AMENDED SCHEDULES OF ASSETS AND LIABILITIES FROM ITS BOOKS AND RECORDS MAINTAINED IN THE ORDINARY COURSE OF BUSINESS. THE DEBTOR RESERVES THE RIGHT TO FURTHER AMEND THESE AMENDED SCHEDULES OF ASSETS AND LIABILITIES AS ADDITIONAL INFORMATION BECOMES AVAILABLE.

CERTAIN INFORMATION SET FORTH IN THESE AMENDED SCHEDULES OF ASSETS AND LIABILITIES IS DUPLICATIVE OF INFORMATION PREVIOUSLY DISCLOSED IN THE CHAPTER 11 PETITION OR RELATED FIRST DAY PAPERS FILED BY THE DEBTORS AND DEBTOR IN POSSESSION IN THE CHAPTER 11 CASES JOINTLY ADMINISTERED WITH THE CHAPTER 11 CASE OF DEBTOR AMERICAN CLASSIC VOYAGES CO., CASE NUMBER 01-10954 (COLLECTIVELY, "AMCV"). IN THE COURSE OF PREPARING THESE AMENDED SCHEDULES OF ASSETS AND LIABILITIES, THE DEBTOR REVIEWED AND, WHERE APPROPRIATE, REVISED SUCH INFORMATION TO THE BEST OF ITS ABILITY, TO REFLECT POSTPETITION ACCOUNTING ADJUSTMENTS MADE ACCORDING TO THE DEBTOR'S NORMAL ACCOUNTING PRACTICES.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE:DELTA QUEEN COASTAL VOYAGES, L.L.C.                  CASE NO:01-10964(EIK)
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                              SUMMARY OF SCHEDULES

Indicate as to each schedule whether that schedule is attached.
Report totals from Schedules A, B, D, E, F, I and J in the boxes provided. Add the amounts from Schedules A and B to determine the total amount of the debtor's assets. Add the amounts from Schedules D, E and F to determine the total amount of the debtor's liability.

                                                             ATTACHED
      NAME OF SCHEDULE                                       (YES/NO)          ASSETS            LIABILITIES
                                                             --------     ---------------      ---------------
A.  Real Property                                              Yes        $          0.00
B.  Personal Property                                          Yes        $(12,234,096.66)
C.  Property Claimed As Exempt                                 No
D.  Creditors Holding Secured Claims                           Yes                             $          0.00
E.  Creditors Holding Unsecured Priority Claims                Yes                             $          0.00
F.  Creditors Holding Unsecured Nonpriority Claims             Yes                             $  9,235,379.24
G.  Executory Contracts and Unexpired Leases                   No
H.  Codebtors                                                  No
  EXHIBITS TO SCHEDULE

I.  Current Income of Individual Debtor(s)                     No
J.  Current Expenditure of Individual Debtor(s)                No

            TOTALS                                                        $(12,234,096.66)     $  9,235,379.24

DELTA QUEEN COASTAL VOYAGES, L.L.C.                               01-10964 (EIK)
-----------------------------------                               --------------
              DEBTOR                                                 CASE NO.

                           SCHEDULE A - REAL PROPERTY

         Except as directed below, list all real property in which the debtor has any legal, equitable or future interest, including all property owned as a co-tenant, community property, or in which the debtor has a life estate. Include any property in which the debtor holds rights and powers exercisable for the debtor's own benefit. If the debtor holds no interest in real property, write "None" under "Description and Location of Property."

         DO NOT INCLUDE INTERESTS IN EXECUTORY CONTRACTS AND UNEXPIRED LEASES ON THIS SCHEDULE. LIST THEM IN SCHEDULE G - EXECUTORY CONTRACTS AND UNEXPIRED LEASES.

         If an entity claims to have a lien or holds a secured interest in any property, state the amount of the secured claim. See Schedule D. If no entity claims to hold a secured interest in the property, write "None" in the column labeled "Amount of Secured Claim."

         If the debtor is an individual or if a joint petition is filed, state the amount of any exemption claimed in the property only in Schedule C - Property claimed as Exempt.

                                  SEE ATTACHED

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

DELTA QUEEN COASTAL VOYAGES, L.L.C.                               01-10964 (EIK)
-----------------------------------                               --------------
              DEBTOR                                                 CASE NO.

                           SCHEDULE A - REAL PROPERTY

                                                                                 Net Book Value
                                                                                 of Debtor's Interest
                                                                                 in Property, Without
Description and Location              Nature of Debtor's                         Deducting any Secured      Amount of
of Property                           Interest in Property                       Claim or Exemption         Secured Claim
------------------------              --------------------                       ---------------------      -------------
-None-

                                           Total Debtor -

                                 Total -

DELTA QUEEN COASTAL VOYAGES, L.L.C.                               01-10964 (EIK)
----------------------------------                                --------------
              DEBTOR                                                 CASE NO.

                         SCHEDULE B - PERSONAL PROPERTY

         Except as directed below, list all personal property of the debtor of whatever kind. If the debtor has no property in one or more of the categories, identify by inserting the word "None" where appropriate. If additional space is needed in any category, attach a separate sheet properly identified with the case name, case number, and the number of the category. If the debtor is an individual or a joint petition is filed, state the amount of any exemptions claimed on Schedule C - Property Claimed as Exempt.

         DO NOT INCLUDE INTERESTS IN EXECUTORY CONTRACTS AND UNEXPIRED LEASES ON THIS SCHEDULE. LIST THEM IN SCHEDULE G - EXECUTORY CONTRACTS AND UNEXPIRED LEASES.

         If the property is being held for the debtor by someone else, state that person's name and address under "Description and Location of Property."

                                  SEE ATTACHED

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re:  DELTA QUEEN COASTAL VOYAGES, L.L.C.              Case No: 01-10964 (EIK)
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                         SCHEDULE B - PERSONAL PROPERTY

                                                                                 DESCRIPTION AND LOCATION      NET BOOK
   TYPE OF PROPERTY                                                 NONE         OF PROPERTY                   VALUE
   ----------------                                                 ----         ---------------               ---------------
1. Cash on hand                                                       X          NONE                          $          0.00

2. Checking, savings or other financial accounts, certificates        X          NONE                          $          0.00
   of deposit, or shares in banks, savings and loan, thrift,
   building and loan, and homestead associations, or
   credit unions, brokerage houses, or cooperatives

3. Security deposits with public utilities, telephone                 X          NONE                          $          0.00
   companies, landlords and others

4. Household goods and furnishings, including audio, video            X          NONE                          $          0.00
   and computer equipment

5. Books, pictures and other art objects, antiques, stamp,                       SEE EXHIBIT-B5                $          0.00
   coin, record, tape, compact disc and
   other collections or collectibles

6. Wearing apparel                                                    X          NONE                          $          0.00

7. Furs and jewelry                                                   X          NONE                          $          0.00

8. Firearms and sports, photographic and other hobby                  X          NONE                          $          0.00
   equipment

9. Interests in insurance policies. Name of insurance                 X          NONE                          $          0.00
   company of each policy and itemize surrender or
   refund value of each

10. Annuities. Itemize and name each issuer                           X          NONE                          $          0.00

11. Interests in IRA, ERISA, Keogh, or other pension or profit        X          NONE                          $          0.00
    sharing plan

12. Stock and interest in incorporated and unincorporated                        SEE EXHIBIT-B12               $(13,358,779.01)
    businesses

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re:  DELTA QUEEN COASTAL VOYAGES, L.L.C.              Case No: 01-10964 (EIK)
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                         SCHEDULE B - PERSONAL PROPERTY

                                                                                 DESCRIPTION AND LOCATION      NET BOOK
   TYPE OF PROPERTY                                                 NONE         OF PROPERTY                   VALUE
   ----------------                                                 ----         ---------------               ---------------
13. Interest in partnerships or joint ventures                        X          NONE                          $        0.00

14. Government and corporate bonds and other negotiable               X          NONE                          $        0.00
    and non-negotiable instruments

15. Accounts receivable                                                          SEE EXHIBIT-B15               $1,124,682.35

16. Alimony, maintenance, support and property settlements            X          NONE                          $        0.00
     to which the debtor is or may be entitled

17. Other liquidated debts owing debtor including tax refunds                    SEE EXHIBIT-B17               $        0.00

18. Equitable future interests, life estates, and rights or           X          NONE                          $        0.00
    powers exercisable for the benefit of the debtor other than those listed in Schedule of Real Property

19. Contingent and noncontigent interests in estate of a              X          NONE                          $        0.00
    decedent, death benefit plan, life insurance policy or
    trust

20. Other contingent and unliquidated claims of every nature,                    SEE EXHIBIT-B20               $        0.00
    including tax refunds, counterclaims of the debtor and
    rights to setoff claims

21. Patents, copyrights and other intellectual property               X          NONE                          $        0.00

22. Licenses, franchises and other general intangibles                X          NONE                          $        0.00

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re:  DELTA QUEEN COASTAL VOYAGES, L.L.C.              Case No: 01-10964 (EIK)
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                         SCHEDULE B - PERSONAL PROPERTY

                                                                                 DESCRIPTION AND LOCATION    NET BOOK
   TYPE OF PROPERTY                                                 NONE         OF PROPERTY                 VALUE
   ----------------                                                 ----         ---------------             ---------------
23. Automobiles, trucks, trailers and other vehicles and              X          NONE                        $          0.00
    accessories

24. Boats, motors and accessories                                     X          NONE                        $          0.00

25. Aircraft and accessories                                          X          NONE                        $          0.00

26. Office equipment, furnishings and supplies                        X          NONE                        $          0.00

27. Machinery, fixtures, equipment and supplies used in               X          NONE                        $          0.00
    business

28. Inventory                                                                    SEE EXHIBIT-B28             $          0.00

29. Animals                                                           X          NONE                        $          0.00

30. Crop - growing or harvested                                       X          NONE                        $          0.00

31. Farm equipment and implements                                     X          NONE                        $          0.00

32. Farm supplies, chemicals and feed                                 X          NONE                        $          0.00

33. Other personal property of any kind not already listed            X          NONE                        $          0.00
                                                                                                             ---------------
                                           TOTAL:                                                            $(12,234,096.66)
                                                                                                             ===============


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                  Page 1 of 6

In re:  DELTA QUEEN COASTAL VOYAGES, L.L.C.              Case No: 01-10964 (EIK)
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                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B5

 Asset Id        Description                                     Location                                      Net Book Value
 --------        -----------                                     --------                                      --------------
536
                                                                                                                        -----
                                                    TOTAL                                                               $0.00
                                                                                                                        =====

Amounts are included in B26 and B27.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                  Page 2 of 6

In re:  DELTA QUEEN COASTAL VOYAGES, L.L.C.              Case No: 01-10964 (EIK)
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                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B12

 Asset Id        Description                                    Location                                     Net Book Value
 --------        -----------                                    --------                                     ---------------
278              INVESTMENT IN SUBSIDIARIES                     CAPE COD LIGHT, L.L.C.                       $ (6,364,208.93)
                                                                OWNER/OPERATOR OF CV
                                                                CAPE COD LIGHT

280              INVESTMENT IN SUBSIDIARIES                     CAPE MAY LIGHT, L.L.C.                       $ (6,994,570.08)
                                                                OWNER/OPERATOR OF CV
                                                                CAPE MAY LIGHT
                                                                                                             ---------------
                                                    TOTAL                                                    $(13,358,779.01)
                                                                                                             ===============

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                   Page 3 of 6

In re:  DELTA QUEEN COASTAL VOYAGES, L.L.C.              Case No: 01-10964 (EIK)
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                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B15

 Asset Id      Description                                  Location                                     Net Book Value
 --------      -----------                                  --------                                     ---------------
220            ACCOUNTS RECEIVABLE                          PASSENGER FARE RECEIVABLES                     $   32,114.17

365            INTERCOMPANY RECEIVABLES                     AMCV CRUISE OPERATIONS, INC.                   $  191,346.38

366            INTERCOMPANY RECEIVABLES                     THE DELTA QUEEN STEAMBOAT CO.                  $  901,221.80
                                                                                                           -------------
                                                    TOTAL                                                  $1,124,682.35
                                                                                                           =============

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                   Page 4 of 6

In re:  DELTA QUEEN COASTAL VOYAGES, L.L.C.              Case No: 01-10964 (EIK)
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                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B17

 Asset Id      Description                                  Location                                     Net Book Value
 --------      -----------                                  --------                                     ---------------
557
                                                                                                                   -----
                                                    TOTAL                                                          $0.00
                                                                                                                   =====


Additional planning opportunities may exist which could decrease the projected 2001 income tax liabilities and increase the projected tax refund amounts.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                   Page 5 of 6

In re:  DELTA QUEEN COASTAL VOYAGES, L.L.C.              Case No: 01-10964 (EIK)
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                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B20

 Asset Id      Description                                  Location                                     Net Book Value
 --------      -----------                                  --------                                     ---------------
572
                                                                                                                   -----
                                                    TOTAL                                                          $0.00
                                                                                                                   =====

Additional planning opportunities may exist which could decrease the projected 2001 income tax liabilities and increase the projected tax refund amounts.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                   Page 6 of 6

In re:  DELTA QUEEN COASTAL VOYAGES, L.L.C.              Case No: 01-10964 (EIK)
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                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B28

 Asset Id      Description                                  Location                                     Net Book Value
 --------      -----------                                  --------                                     ---------------
581
                                                                                                                   -----
                                                    TOTAL                                                          $0.00
                                                                                                                   =====


Physical counts of inventory will be performed at a later date. Book values included in this schedule will be adjusted to reflect such counts.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re:DELTA QUEEN COASTAL VOYAGES, L.L.C.             Case Number:01-10964 (EIK)
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                 SCHEDULE D -- CREDITORS HOLDING SECURED CLAIMS

State the name, mailing address, including zip code, and the account number, if any, of all the entities holding claims secured by property of the debtor as of the date of filing the petition. List creditors holding all types of secured interests such as judgment liens, garnishments, statutory liens, mortgages, deeds of trust, or other security interests. List creditors in alphabetic order to the extent practicable. If all secured creditors will not fit on this page, use the continuation sheet provided.

If any entity other than a spouse in a joint case may be jointly liable on a claim, place an "X" in the column labeled "Codebtor." Include the entity on the appropriate schedule of creditors, and complete SCHEDULE H - CODEBTORS.

If the claim is contingent, place an "X" in the column labeled "Contingent." If the claim is unliquidated, place an "X" in the column labled "Unliquidated." If the claim is disputed, place an "X" in the column labled "Disputed." (You may need to place an "X" in more than one of these three columns.)

Report the total of all claims listed in this schedule in the box labled "Total" on the last sheet of the completed schedule. Report this total also on the Summary of Schedules.

[X] Check this box if debtor has no creditors holding secured claims to report on this Schedule D.